UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2005
___________

DYNEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)
Virginia (State or other jurisdiction of incorporation)	1-9819 (Commission File Number)	52-1549373 (I.R.S. Employer Identification No.)

4551 Cox Road, Suite 300 Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)

Registrant’s telephone number, including area code: (804) 217-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 12, 2005, the Audit Committee of the Registrant’s Board of Directors dismissed Deloitte & Touche LLP (“Deloitte & Touche") as the Registrant’s independent registered public accounting firm. Also on October 12, 2005, the Audit Committee engaged the accounting firm BDO Seidman, LLP ("BDO Seidman"), as Deloitte & Touche’s replacement.

The Audit Committee had previously decided to solicit proposals from independent registered public accounting firms for purposes of evaluating other alternatives to Deloitte & Touche in the audit of the Registrant’s consolidated financial statements for the year ending December 31, 2005. After receiving these proposals and considering a variety of factors, the Audit Committee voted to dismiss Deloitte & Touche and engage BDO Seidman as the Registrant’s new independent registered public accounting firm.

The report of Deloitte & Touche on the Registrant’s consolidated financial statements for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the 2003 and 2004 fiscal years and the interim period from January 1, 2005 through October 12, 2005, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference thereto in their report on our consolidated financial statements for such years. During the same period, there have been no reportable events, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the 2003 and 2004 fiscal years and the interim period from January 1, 2005 through October 12, 2005, the Registrant has not consulted with BDO Seidman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte & Touche with a copy of the foregoing disclosures. A copy of a letter from Deloitte & Touche to the Securities and Exchange Commission, dated October 18, 2005, is attached as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated October 18, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

DYNEX CAPITAL, INC.

Date: October 18, 2005	By:	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated October 18, 2005